                                                                    Exhibit 10.1


                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

$5.0 MILLION                                                    FEBRUARY 8, 2007

         WHEREAS, Boston Life Sciences, Inc., a Delaware corporation (the "MAKER"), and Robert Gipson (the "Lender"), were parties to that certain Promissory Note, dated August 8, 2006 and made by the Maker in favor of the Lender for the principal sum $3,000,000.00 (the "ORIGINAL NOTE");

         WHEREAS, on October 26, 2006, the Maker and the Lender amended and restated the Original Note to increase the principal sum from $3,000,000.00 to $4,000,000.00 (the "AMENDED NOTE");

         WHEREAS, in accordance with the terms of the Amended Note, Lender has made those Advances (as defined in Section 1 below) set forth on the schedule attached hereto; and

         WHEREAS, the Lender and the Maker desire to amend and restate the Amended Note as set forth herein.

         NOW THEREFORE, in consideration of the premises and mutual promises and covenants contained herein, and on the terms herein set forth, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Amended Note in its entirety to read as follows:

         FOR VALUE RECEIVED, Maker, hereby unconditionally promises to pay to the order of Lender, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million Dollars ($5,000,000), or, if less, the aggregate unpaid principal amount of all Advances (the "LOAN"), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

         1. ADVANCES. From time to time prior to the Maturity Date (defined in Section 2 below), and so long as no Event of Default exists, the Lender shall make advances (the "ADVANCES") to the Maker, and the Maker may borrow funds from the Lender hereunder, provided that the aggregate principal amount of all Advances shall in no event exceed $5,000,000. Each request for an Advance shall be made by the Maker in writing, delivered to the Lender at least seven (7) business days prior the requested date of such Advance and shall specify the date of such Advance, and the amount of such Advance. Each Advance shall be in the minimum amount of $1,000,000. The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder, provided, however, that any failure to so record any Advance or Payment shall not in any manner affect the obligation of the Maker to repay any Advance in accordance with the terms hereof.

         2. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be due and payable on the earliest to occur of (i) June 30, 2007,
(ii) the date on which the Maker consummates an equity financing in which the aggregate gross proceeds to the Maker total at least $10,000,000 and (iii) the date on which the Lender declares an Event of Default (as defined in Section 8 below) to have occurred (the first of the events set forth in Section 2(i), 2(ii) and 2(iii) to


                                                                 Promissory Note
occur being referred to herein as the "MATURITY DATE"). This Amended and Restated Note may be prepaid in whole or in part at any time without premium or penalty.

         3. INTEREST RATE AND PAYMENTS. Interest shall accrue on each Advance from the date of such Advance and all unpaid interest shall be due and payable on the Maturity Date. The Maker promises to pay interest on the outstanding principal amount of each Advance from the date of such Advance until payment in full of such Advance at a per annum interest rate equal to (i) nine percent (9%) from the date of each Advance to the Maturity Date, (ii) from and after the Maturity Date, or during the continuance of an Event of Default (as defined below), at the rate set forth in clause (i) plus two percent (2%), or
(iii) if less than the rates applicable under both clauses (i) and (ii), the maximum rate permissible by law. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         4. PLACE OF PAYMENT. All amounts payable hereunder shall be payable in immediately available funds at the office of the Lender, c/o Ingalls & Snyder, 61 Broadway, New York, NY, unless another place of payment shall be specified in writing by the Lender.

         5. APPLICATION OF PAYMENTS. Payment on this Second Amended and Restated Note shall be applied first to costs and expenses due hereunder, if any, then to accrued interest, and thereafter to the outstanding principal balance hereof. Any principal repayment or interest payment hereunder not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the rate set forth in clause (ii) of Section 3 hereof (or, if such rate exceeds the maximum rate permitted by law, then at such maximum rate permitted by law) until paid in full.

         6. REPRESENTATIONS AND WARRANTIES. The Maker represents and warrants to the Lender that:

                  (a) the Maker is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification and where the failure to be so qualified would reasonably be expected to have a material adverse effect on the Maker's business, operations, properties, assets or condition (financial or otherwise);

                  (b) the Maker has the full corporate power and authority to execute and deliver this Second Amended and Restated Note and to perform all of the obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Second Amended and Restated Note and to make the borrowings hereunder;

                  (c) this Second Amended and Restated Note constitutes the legal, valid, and binding obligations of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors; and


                                                                 Promissory Note

                  (d) the execution, delivery and performance by the Maker of this Second Amended and Restated Note does not (i) violate any provisions of the Maker's Certificate of Incorporation, as amended, bylaws, as amended, or any contract, agreement, law, regulation, order, decree or writ to which the Maker or any of its properties are subject or (ii) require the consent or approval of any person, entity or authority, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing.

         7. NEGATIVE COVENANTS. So long as any principal and interest remains outstanding under this Second Amended and Restated Note, the Maker shall not:

                  (a) create, incur, assume, guaranty, become liable with respect to (contingently or otherwise), or permit to be outstanding any indebtedness for money borrowed (including, without limitation, any indebtedness evidenced by any notes, instruments or agreements or in connection with any capitalized lease), except for the obligations under this Second Amended and Restated Note and a promissory note of even date herewith pursuant to which the Maker shall be permitted to borrow up to an additional principal sum of $5,000,000 together with interest thereon;

                  (b) (i) declare or pay any cash dividend, or make a distribution on, repurchase, or redeem, any class of stock of the Maker, other than pursuant to repurchase obligations under existing employee stock purchase or option plans or (ii) sell, lease, transfer or otherwise dispose of any material assets or property of the Maker; or

                  (c)      dissolve or liquidate.

         8. DEFAULT. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

                  (a) the Maker fails to pay any of the principal, interest or any other amounts payable under this Second Amended and Restated Note when and as the same becomes due and payable;

                  (b) the Maker files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, Maker, now or hereafter in effect, or seeks the appointment of a custodian, receiver, trustee (or other similar official) of the Maker or all or any substantial portion of the Maker's assets, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing, or fails to generally pay its debts as they become due;

                  (c) an involuntary petition is filed, or any proceeding or case is commenced, against the Maker (unless such proceeding or case is dismissed or



                                                                 Promissory Note
                           discharged within ninety (90) days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is applied for, appointed for the Maker or to take possession, custody or control of any property of the Maker, or an order for relief is entered against the Maker in any of the foregoing; or

                  (d) any representation or warranty made or deemed made by the Maker under this Second Amended and Restated Note shall have been false or misleading in any material respect when made or deemed made.

         9. REMEDIES. Upon the occurrence and during the continuance of an Event of Default hereunder:

                  (a) all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of the Lender, and, in the case of an Event of Default pursuant to Section 8(b) or (c) above, automatically, be immediately due, payable and collectible by the Lender pursuant to applicable law;

                  (b) any and all unpaid principal, interest or other amounts due under this Second Amended and Restated Note shall thereafter bear interest at the maximum rate set forth in Section 3 hereof;

                  (c) any and all of the Lender's obligations to make any additional loans or advances hereunder shall automatically terminate and expire; and

                  (d) the Lender may exercise any and all rights and remedies it may have under this Second Amended and Restated Note or under applicable law.

         All rights and remedies shall be cumulative and not exclusive. The failure of the holder hereof to exercise all or any of its rights, remedies, powers or privileges hereunder or applicable law, in any instance shall not constitute a waiver thereof in that or any other instance.

         10. EXPENSES. The Maker agrees to and shall pay to the Lender on demand, any and all expenses, including, without limitation, reasonable attorney's fees and disbursements, incurred or paid by the Lender in connection herewith, including, without limitation, such fees, costs and expenses incurred for collection or enforcement of amounts outstanding hereunder, for protecting, preserving or enforcing the Lender's rights or remedies (including fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of the Maker).

         11. WAIVER. The Maker, for itself and its legal representatives, successors and assigns, hereby expressly waives demand, protest, presentment, notice of dishonor, notice of acceptance, and notice of protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Second Amended and Restated Note and


                                                                 Promissory Note
agrees that any extension, renewal or postponement of the time of payment or any other indulgence to, or release of any person now or hereafter obligated for the payment of this Second Amended and Restated Note shall not affect the Maker's liability hereunder.

         12. NO RELIANCE. Lender hereby acknowledges (i) that Wilmer Cutler Pickering Hale and Dorr LLP has served as counsel solely to the Maker in connection with entering into this Second Amended and Restated Note, the Loan and the transactions contemplated hereby, and (ii) that Lender (a) has sought the advice of his own legal counsel and has not relied upon Wilmer Cutler Pickering Hale and Dorr LLP, (b) has had an opportunity to fully discuss and review the terms of this Second Amended and Restated Note with Lender's counsel and (c) understands the contents herein and freely and voluntarily assents to all of the terms and conditions hereof and the transactions contemplated hereby.

         13. GOVERNING LAW; CONSENT TO JURISDICTION. THIS SECOND AMENDED AND RESTATED NOTE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS (AND NOT THE LAWS OF CONFLICT) OF THE COMMONWEALTH OF MASSACHUSETTS. THE MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE COMMONWEALTH OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND AMENDED AND RESTATED NOTE AND THE MAKER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE MAKER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE MAKER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECOND AMENDED AND RESTATED NOTE SHALL BE BROUGHT ONLY IN A COURT IN THE COMMONWEALTH OF MASSACHUSETTS.

         14. SUCCESSORS AND ASSIGNS. This Second Amended and Restated Note and all obligations of the Maker hereunder shall be binding upon the successors and assigns of the Maker, and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, any future holder of this Second Amended and Restated Note and their respective successors and assigns, provided, however, the Maker may not transfer or assign its rights or obligations hereunder without the express written consent of the Lender, and any purported transfer or assignment by the Maker without the Lender's written consent shall be null and void. The Lender may assign, transfer, participate or endorse its rights under this Second Amended and Restated Note without the consent or approval of the Maker, and all such rights shall inure to the Lender's successors and assigns. No sales of participations, other sales, assignments, transfers,


                                                                 Promissory Note
endorsements or other dispositions of any rights hereunder or any portion thereof or interest therein shall in any manner affect the obligations of the Maker under this Second Amended and Restated Note. Upon request, the Maker shall, at its own expense, execute and deliver to the assignee of this Second Amended and Restated Note, a replacement Note of equal and like tenor in an amount assigned to and assumed by such assignee.

         15. WAIVER OF JURY TRIAL AND CERTAIN DAMAGES. THE MAKER AND THE LENDER EACH WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SECOND AMENDED AND RESTATED NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Maker waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Maker (i) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Second Amended and Restated Note, the Lender is relying upon, among other things, the foregoing waivers and certifications.

         16. ENTIRE AGREEMENT; AMENDMENTS; INVALIDITY. This Second Amended and Restated Note constitutes the entire agreement and understanding of the parties, and supercedes and replaces in their entirety any prior discussions, agreements, etc., all of which are merged herein and therein, including the Amended Note. None of the terms of this Second Amended and Restated Note may be amended or otherwise modified except by an instrument executed by each of the Maker and the Lender. If any term of this Second Amended and Restated Note shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Second Amended and Restated Note shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. This Second Amended and Restated Note amends and restates the Amended Note in its entirety and the Amended Note shall have no further force or effect.


                                      *****


                                                                 Promissory Note

         IN WITNESS WHEREOF, this Second Amended and Restated Note has been duly executed as an instrument under seal as of the date first set forth above.

LENDER:                                      BOSTON LIFE SCIENCES, INC.


                                             By: /s/ Ken Rice
                                                 -------------------------------
                                             Printed Name: Ken Rice
                                                           ---------------------

                                             Title: EVP and CFO
                                                    ----------------------------

                                             Address:


                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------
ATTEST:

By: /s/Robert L. Gipson
    -----------------------------------

Title:
       --------------------------------



                                                                 Promissory Note

                   SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
                 TO SECOND AMENDED AND RESTATED PROMISSORY NOTE
                             OF BOSTON LIFE SCIENCES




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Principal                                Principal
Amount of             Date               Amount             Unpaid
Advance                                  Paid               Balance
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
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



                                                                 Promissory Note